Exhibit 99.1(C)

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

FOR THE TWELVE MONTHS ENDED SEPTEMBER 30, 2020

(in thousands, except share and per share data)

	NETE*	Mullen-EV	P-F Adjustments		Pro Forma Combined
Revenues, net:
Service fees	$62,936	$-	$(62,936)	[a]	$-
Total revenues	62,936	-	(62,936)		-
Operating costs and expenses:
Cost of service fees	53,878	-	(53,878)	[a]	-
General and administrative	7,608	10,427	(7,608)	[a]	11,549
			1,122	[b]
Research and development	-	1,667	-		1,667
Non-cash compensation	1,150	-	(1,150)	[a]	-
Bad debt expense	1,513	-	(1,513)	[a]	-
Depreciation and amortization	3,067	-	(3,067)	[a]	-
Total operating costs and expenses	67,216	12,094	(66,094)		13,216
Operating loss	(4,280)	(12,094)	3,158		(13,216)

Other income (expense):
Interest expense	(1,395)	(18,094)	1,395	[a]	(18,094)
Other income (expense)	130	10	(130)	[a]	10
Goodwill impairment charge	(1,327)	-	1,327	[a]	-
Total other expense	(2,592)	(18,084)	2,592		(18,084)
Net loss from continuing operations	(6,872)	(30,178)	6,872		(31,300)
Net income attributable to the non-controlling interest	61	-	(61)	[a]	-
Net Loss	(6,811)	(30,178)	6,811		(31,300)
Foreign currency translation	36	-	(36)	[a]	-
Comprehensive loss attributable to common stockholders	$(6,775)	$(30,178)	$6,775		$(31,300)
Net loss per share:
Basic and diluted	$(0.61)				$(0.61)
	-				-
Weighted average common shares outstanding adjusted for merger completion	11,250,000			[c]	51,731,641

* Statement of operations for NETE are derived from the 10K ending December 31, 2020, plus the 4th quarter 2019, less the 4th quarter of 2020.

[a] Adjusted to eliminate the results of operations of Net Element as a result of the Divestiture.

[b] Adjusted to reflect regulatory compliance costs applicable if the merger occurred on October 1, 2019. Costs in G&A are detailed below: These costs the expenses of being a public reporting entity (for example legal and accounting, investor & filing fees, and corporate taxes).

[c] Derived by the number of adjusted shares outstanding and capital raises resulting from the reverse merger: 51,731,641 in total.

Net Element's adjusted shares have been adjusted to reflect 15% of the total outstanding shares.

[d] Does not give effect to the amended and restated employment agreement for the Chief Executive Officer and Chief Operating Officer.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

FOR THE NINE MONTHS ENDED JUNE 30, 2021

(in thousands, except share and per share data)

	NETE*	Mullen-EV	P-F Adjustments		Pro Forma Combined	Pro Forma Combined Adjusted
Revenues, net:
Service fees	$76,492	$-	$(76,492)	[a]	$-	$-
Total revenues	76,492	-	(76,492)		-	-
Operating costs and expenses:
Cost of service fees	66,833	-	(66,833)	[a]	-
General and administrative	5,630	12,556	(5,630) 350	[a] [b]	12,556 350	12,566350
Research and development	-	2,536	-		2,536	2,536
Non-cash compensation	1,605	-	(1,605)	[a]	-
Bad debt expense	1,708	-	(1,708)	[a]	-
Depreciation and amortization	1,999	-	(1,999)	[a]	-
Total operating costs and expenses	77,775	15,092	(77,425)		15,442	15,442
Operating loss	(1,283)	(15,092)	933	[a]	(15,442)	(15,442)

Other income (expense):
Interest expense	(1,116)	(13,785)	1,116	[a]	(13,785)	(13,758)
Other income (expense)	2,010	(1,560)	(2,010)	[a]	(1,560)	(1,560)
Gain on extinguishment of indebtedness, net	-	891	-		891	891
Total other expense	894	(14,454)	(894)		(14,454)	(14,454)
Net loss from continuing operations	(389)	(29,546)	39	[a]	(29,896)	(29,896)
Net income attributable to the non-controlling interest	24	-	(24)	[a]	-
Net Loss	(365)	(29,546)	15		(29,896)	(29,896)
Foreign currency translation	(64)	-	(64)	[a]	-	-
Comprehensive loss attributable to common stockholders	$(301)	$(29,546)	$(49)		$(29,896)	(29,896)
Net loss per share:
Basic and diluted	$(0.03)				$(0.58)	(0.58)
Weighted average common shares outstanding adjusted for merger completion	11,250,000			[c]	51,731,641	51,731,641

* Statement of operations for NETE are derived from the 10K ending December 31, 2020, less the first three quarters of 2020.

** Statement of operations for NETE are from the filed June 2021 10-Q second quarter.

[a] Adjusted to eliminate the results of operations of Net Element as a result of the Divestiture.

[b] Per the merger agreement, the amount to be settled is up to $350,000.

[c] Derived by the number of adjusted shares outstanding and capital raises resulting from the reverse merger: 51,731,641 total. Net Element's adjusted shares have been adjusted to reflect 15% of the total outstanding shares.

[d] Does not give effect to the amended and restated employment agreement for the Chief Executive Officer and Chief Operating Officer.

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET

JUNE 30, 2021

(in thousands)

	NETE	Mullen - EV	Pro Forma Adjustments		Pro Forma Combined	Pro Forma Adjustments	Pro Forma, As Adjusted*
ASSETS
Current assets:
Cash and cash equivalents	$3,926	$664	$(3,926)	[a]	$39,234	$15,000		$54,234
			20,000 10,000	[d] [e]
			11,200	[g]
			(350)	[f]
			(2,280)	[h]
Accounts receivable, net	10,760	-	(10,760)	[a]	-
Due from Mullen Technologies,Inc.	2,040	-	(2,040)	[a]	-
Materials and supplies	-	56	141	[h]	197			197
Note receivable, current	-	-	15,000	[i]	15,000			15,000
Other current assets	1,710	765	(1,710)	[a]	765			765
Total current assets, net	18,436	1,485	35,275		55,196	15,000		70,196
Non-current assets:
Property and equipment, net	-	1,300	-		1,300			1,300
Goodwill	7,681	-	(7,681)	[a]	-
Intangibles, net	2,802	2,668	(2,802)	[a]	2,668			2,668
Right-of-use assets	732	2,467	(732)	[a]	2,467			2,467
Other assets	1,122	776	(1,122)	[a]	776			776
Total non-current assets	12,337	7,211	(12,337)		7,211			7,211
TOTAL ASSETS	30,773	8,696	22,938		62,407	15,000		77,407
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	10,043	4,607	(10,043)	[a]	3,047			3,047
			(1,560)	[h]
Accrued expenses and other current liabilities	3,083	15,498	(3,083)	[a]	15,419			15,419
			(79)	[h]
Deferred revenue	1,461	-	(1,461)	[a]	-
Lease liabilities, current portion	73	569	(73)	[a]	569			569
Notes payable, current portion	520	35,740	(520)	[a]	24,477			24,477
			(10,763)	[c]
			(500)	[h]
Due to related party	346	-	(346)	[a]	-
Total current liabilities	15,526	56,414	(28,428)		43,512			43,512
Non-current liabilities:
Notes payable, net of current portion	8,428	257	(8,428)	[a]	257			257
Lease liabilities, net of current portion	661	2,003	(661)	[a]	2,003			2,003
Other liabilities	-	4,500	-		4,500			4,500
Total non-current liabilities	9,089	6,760	(9,089)	[a]	6,760			6,760
TOTAL LIABILITIES	24,615	63,174	(37,517)		50,272			50,272
STOCKHOLDERS’ EQUITY
Preferred Stock A Preferred Stock B	-	-	2 6	[c] [d]	13			13
Preferred Stock C			5	[g]
Common stock	1	-	7 17	[a] [e]	25	15	*	40

Paid-in-capital	191,722	-	(191,730)	[a]	12,447	14,985	*	27,432
			(54,478)	[b]
			10,761	[c]
			19,994	[d]
			9,983	[e]
			11,195	[g]
			15,000	[j]
Accumulated OCI	(2,147)	-	2,147	[a]	-
Non-controlling interest	(294)	-	294	[a]	-
Accumulated deficit			183,124	[a]	-
	(183,124)		(350)	[f]	(350)			(350)
		(54,478)	54,478	[b]	-
TOTAL STOCKHOLDERS’ EQUITY	6,158	(54,478)	60,455		12,135	15,000		27,135
TOTAL LIABILITIES AND STOCKHOLDER’S EQUITY	$30,773	$8,696	$22,938		$62,407	$15,000		$77,407

Adjustments to the pro forma condensed combined balance sheet:

[a] Reflects deconsolidation of NETE business.

[b] Reclassifies Mullen deficit.

[c] Reflects the exchange agreement of $10.8 million in convertible debt to equity transaction that was executed on May 7, 2021.

[d] Reflects equity purchase; $20M issuance of Series C Preferred Stock to Acuitas.

Note: Mullen has entered into an agreement with Esousa to provide a $30.0 million equity line of credit immediately after the Effective Date. This equity line is not included within the Pro Forma Combined Financial Statements.

[e] Pursuant to the merger agreement, NETE is committed to fund $10.0 million, less the amounts set forth in Section 6.05(a) of the Second Amended and Restated Agreement and Plan of Merger among Mullen, Net Element Inc., Mullen Technologies, Mullen Acquisition, Inc., a California corporation and wholly owned subsidiary of Net Element Inc. (see footnotes (f) and (h) below).

[f] Reflects the costs associated with the merger of $350,000.

[g] Reflect the amendments to the Exchange Agreement of $11.2 million in convertible debt to equity transactions that was executed on various dates, beginning July 22, 2021 to September 3, 2021.

[h] Reflects the payment of $1.56 million to Net Element related to late fees associated with the initial Form S-4 filing on May 14, 2021 and the payment of a $.5 million note payable, including accrued interest of $.08 million to Net Element, dated August 11, 2020.

[i] Reflects the issuance of pre-funded warrants to purchase $15.0 million in shares of common stock for $15.0 million promissory note receivable pursuant to agreement with CEO cast, Inc. to be executed on or before the effective date of the merger.

[j] Does not give effect to the amended and restated employment agreement for the Chief Executive Officer and Chief Operating Officer.

[k] Included within Paid-in-capital above is 14,864,314 of Investor Warrants that are exercisable into common shares at $.6877 per share.

* Pro Forma Adjusted Financial Statements include 6 months of $2.5M payments from the $30M Esousa equity line through December 31, 2021.